UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(AMENDMENT NO. 1 TO FORM 8-K FILED SEPTEMBER 5, 2003)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

OCTOBER 30, 2003 (SEPTEMBER 2, 2003)

ZIX CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

TEXAS	0-17995	75-2216818

(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

2711 NORTH HASKELL AVENUE
SUITE 2300, LB 36
DALLAS, TEXAS 75204-2960

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:

(214) 370-2000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS
EX-23.1 Consent of Independent Auditors
EX-99.1 Consolidated Financial Statements
EX-99.2 Unaudited Pro Forma Financial Information

     On September 2, 2003, the Registrant acquired substantially all of the operating assets and the business of Elron Software, Inc. (“Elron Software”), a provider of anti-spam, email and Web filtering services, pursuant to an Asset Purchase Agreement, dated September 2, 2003, among the Registrant, Zix Acquisition Corporation, Elron Software, Elron Electronic Industries, Ltd. (NASDAQ: ELRN), an Israeli corporation and parent corporation of Elron Software, and an affiliated entity.

     Under the terms of the agreement, the Registrant acquired substantially all of the operating assets and the business of Elron Software, including $1 million in cash, by issuing 1,709,402 shares (the “Securities”) of the Registrant’s common stock, valued at $6.3 million, and a 5.75% convertible promissory note for $1 million, which is due in 12 monthly installments beginning September 2004. The note may be prepaid by the Registrant anytime without penalty or converted at the holder’s option into the Registrant’s common stock at a conversion price of $3.86 per share, subject to certain adjustments. The Registrant’s acquisition subsidiary assumed certain liabilities of Elron Software as of September 2, 2003, consisting of accounts payable and accrued liabilities totaling approximately $487,000, the service obligations associated with customer contracts with deferred revenue balances, representing revenues not yet earned for financial accounting purposes, and contractual obligations under ordinary course of business operating agreements. Liabilities of Elron Software not assumed included certain accrued liabilities, inter-company debt, long-term debt, and other long-term liabilities.

     The acquisition of substantially all of the operating assets and the business of Elron Software was reported in the Registrant’s Current Report on Form 8-K dated September 4, 2003 and filed with the Securities and Exchange Commission on September 5, 2003. This Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K, dated September 4, 2003, to include the historical financial statements of Elron Software in accordance with Item 7(a) of Form 8-K and the pro forma financial information in accordance with Item 7(b) of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

     The financial statements required by this item are listed below as Exhibit 99.1 and filed herewith.

     (b) Pro Forma Financial Information.

     The pro forma financial information required by this item is listed below as Exhibit 99.2 and filed herewith.

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     (c) Exhibits.

23.1	Consent of Independent Auditors.

99.1	Consolidated Financial Statements of Elron Software, Inc. for the six months ended June 30, 2003 and 2002 and for the year ended December 31, 2002.

99.2	Unaudited Pro Forma Condensed Combined Financial Information for Zix Corporation and Elron Software, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION

Date: October 30, 2003	By:	/s/ Steve M. York

Steve M. York
Senior Vice President, Chief Financial Officer and Treasurer

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INDEX TO EXHIBITS

Exhibit
Number	Description

23.1	Consent of Independent Auditors.
99.1	Consolidated Financial Statements of Elron Software, Inc. for the six months ended June 30, 2003 and 2002 and for the year ended December 31, 2002.
99.2	Unaudited Pro Forma Condensed Combined Financial Information for Zix Corporation and Elron Software, Inc.